Exhibit 10.13

INDUSTRIAL LEASE

THIS LEASE AGREEMENT, is made and entered into this 15th day of October , 2005, by and between Ralf LLC , an Oklahoma Limited Liability Company, hereinafter called "LESSOR" and High Performance Coatings, Inc. , hereinafter called "LESSEE". For and in consideration of the covenants and agreements herein provided, LESSOR does hereby lease to LESSEE certain real property situated in Oklahoma County, State of Oklahoma, which contains approximately 5,000 square feet and is described as 412 N. Glade, OKC, OK 73127.

1. TERM: This lease shall be for a term of Month to Month beginning on October 15 , 2005 , LESSEE shall give LESSOR 60 days notice of vacation of premises.

2. RENT: LESSEE agrees to pay LESSOR as rental for above described property OneThousand Two Hundred Fifty Dollars ($1,250.00 ) on or before the 15th day of each month during the term of this lease, payable to LESSOR at the above address or such other place as LESSOR may designate.

LATE CHARGE: A late charge equal to ten percent (10%) of the monthly rental payment shall be assessed on any such payment made after the 10th day after said payment is due. Late charges shall be considered an additional rental and if not paid as required, shall constitute a default by LESSEE. All NSF checks will be charged a $25.00 fee.

3. DEPOSIT: The LESSEE has this day deposited with LESSOR, in addition to the first month's rent as set forth above, the sum of no Dollars ($ 0.00), which represents the last month's rent and One Thousand Two Hundred Fifty Dollars ($1,250.00) Dollars represents a security deposit for the full and faithful performance by LESSEE of all the terms and conditions upon the LESSEE'S part to be performed. The LESSEE shall not be entitled to any interest on the aforesaid security deposit. Any default or breach of any of the covenants or conditions of this lease by the LESSEE shall forfeit the above deposit to the LESSOR.

4. USE: LESSEE agrees to take good care of premises and not use them for any purpose other than Storage Warehouse including, but not limited to, receiving, storageof goods in process and finished goods, shipping, and light manufacturing. LESSEE agrees to require all employees to park in parking areas provided by LESSOR in order that parking spaces most convenient for customers will be available at all times.

5. LESSEE MAINTENANCE: LESSEE shall maintain in good order, condition, and repair the interior of the Premises, including all heating and air conditioning equipment, and electrical and lighting facilities, and plumbing and sprinkler systems installed in the Premises, and shall replace all broken glass, including plate glass and exterior show windows, and repair any broken doors unless such maintenance or repair is caused in whole or in part by the neglect, fault, or omission of LESSEE, its agents, employees or invitees, in which event LESSOR shall pay to LESSEE the cost of such maintenance and repair. LESSEE shall make all other repairs, whether of a like or different nature, including damages caused by unauthorized breaking and entering, except those which LESSOR is specifically obligated to make.

In the event LESSEE fails to maintain the Premises in good order, condition, and repair, LESSOR shall give LESSEE notice to do such acts as are reasonably required so to maintain the Premises. In the event LESSEE fails promptly to commence such work or diligently prosecute the same to completion, LESSOR may but is not obligated to do such acts and expend such funds at the expense of the LESSEE as are reasonably required to perform such work. Any amount so expended by LESSOR shall be paid by LESSEE promptly after demand, with interest at eighteen percent (18%) per annum from the date of such work. LESSOR shall have no liability to LESSEE for any damage, inconvenience or intereference with the use of the Premises by LESSEE as a result of performing any such work or by reason of undertaking the repairs.

LESSEE shall be required to maintain landscaping and mow any grass area, keeping the parking lot, sidewalks and driveways free of debris and provide rat-proof refuse receptacles. If Premises are part of a larger complex, LESSOR may perform the specified maintenance and LESSEE shall reimburse LESSOR for its pro-rata share of said expense.

Upon the expiration or earlier termination of this Lease, LESSEE shall surrender the Premises in good condition, ordinary wear and tear and damage by causes beyond the reasonable control of LESSEE only excepted. LESSEE shall indemnify LESSOR against any loss or liability resulting from delay by LESSEE in so surrendering the Premises, including without limitation any claims made by any succeeding LESSEE founded on such delay.

6. LESSOR MAINTENANCE LESSOR shall repair and maintain the structural portion of the Premises, including exterior walls and roof, unless such maintenance or repair is caused in whole or in part by the neglect, fault, or omission of LESSEE, its agents, employees or invitees, or by unauthorized breaking and entering, in which event LESSEE shall pay to LESSOR the cost of such maintenance and repair. LESSOR shall have no obligation to repair until a reasonable time after the receipt by LESSOR of written notice of the need for repairs. Provided such repairs are undertaken in a reasonable time and manner, and unless otherwise specifically provided in this Lease, there shall be no abatement of rent and no liability of LESSOR by reason of any injury to or interference with LESSEE'S business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises, or parking lot.

7. ALTERATION: LESSEE shall not erect or place any signs or advertising on or visible from the exterior of the premises, nor alter the exterior or make any alterations or additions to the Premises without LESSOR'S prior written consent, which consent shall not be unreasonably withheld. All alterations, additions and improvements made by LESSEE to or upon the Premises, except furniture and fixtures, shall at once when made or installed be deemed to have been attached to the freehold and to have become the property of LESSOR; provided, however, the LESSOR shall have the right in the course of its written consent to determine that any such addition, improvement, fixtures, trade fixtures and installations to be undertaken by LESSEE shall be removed at the termination of this Lease. In the event any such work has been so identified, the LESSEE shall promptly remove the additions, improvements, fixtures, trade fixtures and installations which were placed in the Premises by LESSEE and which are designated in said notice, and shall repair any damage occasioned by such removal; and in default thereof LESSOR may effect said removal and repairs at LESSEE'S expense.

Any improvements, alterations, repairs, or maintenance will be performed in a workmanlike manner by qualified and licensed firms. LESSEE further agrees not to allow any liens for non-payment to be placed on subject property; if any liens do appear, LESSEE agrees to deposit sufficient funds with LESSOR to satisfy said lien or judgment.

8. POSSESSION: LESSOR warrants that it has good title to the Premises; that it will, at the beginning of the term hereof, deliver possession to LESSEE in good condition, free of all other tenancies, which condition will comply with all laws and ordinances applicable to the Premises and their intended use. Each party hereto affirms and states it has full right and authority to enter into this lease agreement.

9. TAXES: During the term of this Lease, LESSOR shall pay and discharge all ad valorem, special assessment, or other taxes levied or assessed against the leased premises, or any part thereof. LESSEE shall pay all such taxes assessed against personal property of LESSEE located on the leased premises. However, if ad valorem taxes are increased after first year of LESSEE'S occupancy, LESSEE agrees to pay their pro-rata share of said increase based on the relationship of LESSEE'S space to total area of building.

10. COMMENCEMENT: Notwithstanding said commencement date, if for any reason LESSOR cannot deliver possession of the Premises to LESSEE on said date, LESSOR shall not be subject to any liability therefore, nor shall such failure affect the validity of the Lease or the obligations of LESSEE hereunder or extend the term hereof, but in such case LESSEE shall not be obligated to pay rent until possession of the Premises is tendered to LESSEE; provided, however, that if LESSOR shall not have delivered possession of the Premises within sixty (60) days from said commencement date, LESSEE may, at LESSEE'S option, by notice in writing to LESSOR within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If LESSEE occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions here, such occupancy shall not advance the termination date, and LESSEE shall pay rent for such period at the initial monthly rate set forth.

11. SUBLEASE: The LESSEE shall not assign or transfer this Lease or any interest therein nor sublet said premises or any part thereof without the written consent of the LESSOR, but such consent shall not be unreasonably withheld; nor shall this Lease be assignable or transferable by operation of law or by any process or proceeding of any Court, or otherwise without the written consent of the LESSOR.

12. LESSEE'S PRIVATE AREA: The square footage computed by LESSOR is enclosed within a perimeter line consisting of the outer wall or glass line of the building and the midpoint of the common walls separating the LESSEE'S private area from common area of other tenants of the Building.

13. SUBORDINATION: This Lease and all rights of the LESSEE hereunder at the option of the LESSOR will be subject and subordinate to all encumbrances. LESSEE agrees to execute and deliver to LESSOR from time to time within ten (10) days after written request by LESSOR all instruments which might be required by LESSOR to confirm such subordination. Notwithstanding the foregoing provisions, LESSEE agrees that any Mortgages will have the right at any time to subordinate any rights of such Mortgages to the rights of the LESSEE under this Lease on such terms and subject to such conditions as such Mortgagee deems appropriate in such Mortgagee's absolute discretion.

14. INSOLVENCY: In the event of attempted assignment of this Lease to creditors, or the institution of bankruptcy, corporate reorganization, trustee or receivership proceedings involving LESSEE, such acts shall forthwith and of themselves cancel and void this Lease, and possession of the Premises shall immediately pass to LESSOR, at its option. If LESSOR exercises its option to recover possession of the Premises upon the occurrence of one of such events, it shall not be held to have waived its cause of action against LESSEE for its failure to perform fully the terms of this Lease prior to such event.

15. SALE BY LESSOR: In the event LESSOR transfers its interest in the building, LESSOR will thereby be released from any further obligation hereunder and LESSEE agrees to look solely to the transferee for the performance of such obligations. The agreement of LESSEE to attorn to the designee of the LESSOR will survive any termination of rights of the LESSOR in the building and the LESSEE agrees to execute and deliver to the designee of the LESSOR from time to time within ten (10) days after written request therefore all instruments which might be required by the LESSOR to confirm such attornment..

16. MUTUAL INDEMNITY: LESSEE agrees to carry public liability insurance covering the Premises and the business conducted therein, which insurance shall be in an amount not less than $100,000.00 each person and $300,000.00 each occurrence. Such policies shall be for the benefit of LESSOR and LESSEE as their interests may appear, and LESSEE shall furnish LESSOR a certificate of said insurance. LESSEE further agrees to indemnify LESSOR from any and all damages to the contents of any portion of the building herein leased, and from any action, claim or injuries arising from the maintenance, operation or use by LESSEE, its employees, customers or invitees of the Premises by any person, or for any condition existing on said Premises under the control of LESSEE or which condition is the responsibility of LESSEE. In any suit or action for damages arising from alleged negligence of LESSEE in which LESSOR is included as a defendant, LESSEE will assume all the burdens, costs and expenses of the defense thereof, including attorney's fees, and the cost of settlement or judgment obtained against LESSOR by reason thereof.

LESSOR agrees to carry public liability insurance covering the exterior portions of the Premises and access thereto, which insurance shall be in an amount not less than $100,000.00 each person and $300,000.00 each occurrence. Such policies shall be for the benefit of LESSOR and LESSEE as their interests may appear, and LESSOR shall furnish LESSEE a certificate of said insurance. LESSOR further agrees to indemnify LESSEE from any and all damages from any action, claim or injuries arising from the maintenance, operation, maintenance or use by LESSOR, its employees, customers or invitees of the exterior portions of the Premises and access thereto by any person, or for any condition existing on said areas under the control of LESSOR or which condition is the responsibility of LESSOR. In any suit or action for damages arising from alleged negligence of LESSOR in which LESSEE is included as a defendant, LESSOR will assume all the burdens, costs and expenses of the defense thereof, including attorney's fees, and the cost of settlement or judgment obtained against LESSEE by reason thereof.

17. DESTRUCTION: In the event said Premises are damaged, partially destroyed or rendered partially unfit for their accustomed uses by fire, tornado, or any other casualty, LESSOR shall, at its expense, promptly restore the Premises to substantially the condition in which they were immediately prior to such casualty. From the date of such casualty until said Premises are restored, rent shall abate in such proportion as the part of said Premises thus destroyed or rendered unfit bears to the total Premises. In the event the Premises are totally destroyed or rendered wholly unfit for their accustomed uses by any casualty, LESSOR may, at its option, elect to restore said premises at its expense to substantially the condition they were in prior to such casualty. If LESSOR does not commence such restoration within three (3) months after such casualty, this Lease shall terminate and LESSEE shall be liable for rent only to the time of such casualty. The Premises shall be deemed totally destroyed if the cost of restoration exceeds 50% of the fair market value of the improvements theron prior to such casualty. LESSEE shall receive pro-rata refund of any sum paid in advance for the period during which the Premises are unfit for use.

18. DEFAULT: If LESSEE vacates or abandons said Premises or defaults in the payment of the rent reserved or any installment thereof, or breaches any of the covenants herein, and if such default or breach continues for ten (10) days after written notice thereof, LESSOR may, at its option, terminate this Lease or without such termination enter said Premises, remove LESSEE'S property therefrom, and re-let the same for the account of LESSEE for such rent and upon such terms as may be satisfactory to LESSOR, without such re-entry working a forfeiture of past or future rents to be paid or the covenants to be performed by LESSEE during the full term hereof. In any event, LESSEE shall pay any rent deficiency, each month thereafter, during the balance of the term hereof.

19. LIEN: All property of LESSEE, in or upon said Premises, whether or not exempt from execution, shall be subject to a lien for payment of the rent reserved and for any damages arising from any breach by LESSEE of any of the covenants herein. If default is made in the payment of any installment of the rent, or any part thereof, and if such default continues for ten (10) days after written notice thereof to LESSEE, LESSOR may take possession of said property of LESSEE, or any pert thereof, and sell it at public or private sale, with or without auction, to the highest bidder for cash, and apply the proceeds of said sale first toward the cost of sale and then toward said debt or damages, any remainder to be paid to LESSEE. In the event it becomes necessary for LESSOR to take legal action for the enforcement of any obligation imposed upon LESSEE by this Lease, LESSEE will bear all of the costs and expenses of said action, including reasonable attorney's fees.

20. WAIVER AND NOTICE: Any assent, expressed or implied, by LESSOR to any breach of any covenant or condition herein shall operate as such only in the specific instance and shall not be an assent or waiver thereof generally or of any subsequent breach thereof. The various rights, powers, elections and remedies of LESSOR contained herein are cumulative, and no one of them shall be exclusive of others or of any allowed by law. No right shall be exhausted by being exercised on one or more occasions. Time is of the essence hereof. Where provision is made herein for notice of any kind, it shall be deemed sufficient, if such notice is to LESSEE, if addressed to LESSEE at the leased Premises; and if to LESSOR, if addressed to LESSOR at the address shown in Lease. Such notice shall be given by registered mail with postage prepaid. The provisions contained herein, including any additional provisions, are the complete terms of the Lease, and no alterations or modifications of said terms shall be binding unless signed by both parties.

21. SUITABILITY: LESSEE acknowledges that neither LESSOR nor any agent of LESSOR has made any representation or warranty with respect to the Premises or the suitability of the Premises for the conduct of LESSEE'S business, nor has LESSOR agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by LESSEE shall conclusively establish that the Premises were at such time in satisfactory condition unless within fifteen (15) days after such date LESSEE shall give LESSOR written notice specifying in reasonable detail the respects in which the Premises or the building were not in satisfactory condition. By execution hereto, LESSEE AND LESSOR acknowledge that they have inves-tigated all representation of agents, and as such agents shall be relieved of all liability for future claims.

22. PROHIBITED USES: LESSEE shall not use said Premises for any use other than that which is specified in this Lease, and shall not permit them to be used, for any other purposes, without first obtaining the written consent of LESSOR, which consent shall not be unreasonably withheld. LESSEE shall promptly and continuously comply with all laws, orders, and regulations of the State, County, and City affecting the use, occupation, safety, and cleanliness of the said Premises and the equipment of LESSEE.

LESSEE may not display or sell items or allow carts, portable signs, devices or any other objects to be stored or to remain outside the defined exterior walls and permanent doorways of the Premises. LESSEE further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises, nor any advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs, or radio broadcasts.

LESSEE shall not do or permit anything to be done in or about the Premises nor bring in or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Premises or any building of which the Premises may be a part or any of its contents, nor shall LESSEE sell or permit any articles to be kept, used or sold in or about the Premises, which may be prohibited by a standard form policy of fire insurance. If LESSOR'S insurance premium is increased as a result of LESSEE'S business operation, LESSEE agrees to pay said increase.

In the event the Premises represent a section of a larger building, LESSEE shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building of which the Premises may be a part, or injure or annoy them, or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall LESSEE cause, maintain or permit any nuisance in, or on, or about the Premises. LESSEE shall not commit or allow to be committed any waste in or upon the Premises. LESSEE shall keep the Premises in a clean and wholesome condition, free of any reasonably objectionable noises, odors, or nuisances beyond its contemplated uses set forth herein.

23. TERMINATION: LESSOR may show the Premises to prospective Lessees at any reasonable hour during the last sixty (60) days of the term hereof. LESSEE agrees that it will without notice, deliver possession of said Premises to LESSOR upon the termination of the Lease.

24. WAIVER OF SUBROGATION: LESSOR releases and discharges LESSEE from all liability which may arise out of the loss or destruction by fire or other casualty of the leased Premises caused by the act of omission of LESSEE or its agents. LESSEE releases and discharges LESSOR from all liability which may arise out of the loss or destruction by fire or other casualty of any property of LESSEE which may be located upon the Premises, caused by the act or omission of LESSOR or its agents. Each of the parties agrees to give notice of this provision to all companies which issue a policy of fire insurance upon the Premises, fixtures or contents.

25. CONDEMNATION: If during the term of this lease more than forty percent (40%) of the parking lot and/or building should be taken by eminent domain or condemnation for public or quasi-public use, or by private purchase in lieu thereof, this Lease shall terminate upon the election of either party by giving written notice to the other party within sixty (60) days after the taking of possession by the condemning authority. All funds derived from the condemnation proceeding shall be paid direct to LESSOR, and LESSEE hereby assigns its interest in any such award to LESSOR; provided however, LESSOR shall have no interest in any such award made to LESSEE for loss of business, fixtures, or moving, if such a separate award is made to LESSEE.

26. DAMAGE TO PROPERTY: LESSEE shall bear all risks of damage to the equipment, fixtures, furnishings, inventory, and supplies located on and situated in said leased Premises and shall maintain adequate insurance thereof for his own protection and as a result thereof LESSOR is relieved absolutely of any liability thereof, including but not limited to, damages to any such property caused by gas, water, smoke, rain or snow, which may leak into, issue or form from any part of said building of which the leased Premises are a part, or from pipes or plumbing work of said buildings, or from any other place, unless such damages are the direct result of LESSOR's negligence in performing its duties hereunder.

27.INTEREST ON PAST DUE OBLIGATION: Except as expressly herein provided, any amount not paid to LESSOR when due shall bear interest at eighteen percent (18%) per annum from the due date. Payment of such interest shall not excuse or cure any default by LESSEE under this Lease.

28. CORPORATE AUTHORITY: If LESSEE is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that they are duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

29. INABILITY TO PERFORM: If either party hereto shall be delayed or prevented from the performance of any act required hereunder by reason of strike, labor trouble, acts of God or any other cause beyond the reasonable control of such party (financial inability excepted), and such party is otherwise without fault, then performance of such act shall be excused for the period of the delay, provided that the foregoing shall not excuse LESSEE from the prompt payment of any rental or other charge required of LESSEE hereunder unless otherwise specifically so stated in this Lease.

30. BINDING EFFECT: The covenants, terms, conditions, and agreements herein contained shall extend to and be binding upon the respective heirs, trustees, successors, executors, administrators, and assigns of the parties.

31. COMPLETE AGREEMENT: The covenants and conditions herein contained, together with any exhibits and addendums attached, are the full and complete terms of this Lease Agreement, and no alterations, amendments, or modifications of the same shall be binding, unless first reduced to writing and signed by both parties.

32. EXAMINATION: The submission of this Lease for examination does not constitute reservation of or option for the Premises, and this Lease becomes effective as a Lease only upon execution and delivery thereof by LESSOR and LESSEE.

33. UTILITIES: LESSEE agrees to pay for all water, gas, power and electric current and all other utilities supplied to the Premises. If any utilities are not separately metered, then the rates charged to LESSEE shall not exceed those of the local public utility company if its services were furnished directly to LESSEE, and shall not be less than its pro-rata share of any jointly metered service as reasonably determined by LESSOR. LESSOR shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished to the Premises, and as such failure or interruption shall not entitle LESSEE to terminate this Lease.

34. COMMON AREA: If LESSEE'S space is part of a larger complex, LESSEE shall reimburse the LESSOR for the LESSEE'S pro-rata share of the LESSOR'S cost and expenses incurred in the previous month for water and labor for the common area, the parking area, and adjoining streets for keeping the same clean, free from ice and snow, and sanitation; striping the parking area; policing; and electricity, bulbs, tubes and electricity for lighting the said area and streets. LESSEE'S pro-rata share of such cost and expenses shall be computed in the same proportion to the total of _______________________ and the improvements and equipment installed by LESSEE such as expense as to the square footage in LESSEE'S premises bears to the total square footage of the building's area.

35. UTILITY BILLING: It shall be LESSEE'S responsibility to transfer all utilities including water, gas, and electricity into LESSEE'S name for billing purposes. Should LESSEE allow any of the above mentioned utilities to be turned off for lack of payment this lease shall immediately be considered in default and therefore terminated.

36. ABANDONED PERSONAL PROPERTY: Any personal property of the LESSEE or of any sub-tenant or occupant which shall remain in the Premises after the expiration or termination of the Lease and the removal of the LESSEE from the Premises shall be deemed to have been abandoned by the LESSEE and either may be retained by the LESSOR as its property or may be disposed of in such manner as the LESSOR sees fit. If such personal property or any part thereof shall be sold, the LESSOR may receive and retain the proceeds of such sale and apply the same, at its option, against the expense of the sale, the cost of moving and storage, any arrears of rent or additional rent payable hereunder and any damages to which LESSOR may be entitled by law.

37. HAZARDOUS WASTE - The term "Hazardous Materials", as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by an "Environmental Law", which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the premises that will produce any Hazardous Materials, except for such activities that are part of the ordinary course for Tenant's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (ii) the premises will not be used in any manner for the storage of any Hazardous Materials except for the storage of such materials that are used in the ordinary course of Tenant's business ("Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Landlord; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence as a result of Tenant's actions or the conduct of Tenant's business on the Leased Premises that constitute or with the passage of time may constitute a public or private nuisance; (vi) Tenant will not permit any Hazardous Materials to be brought onto the premises, except for the Permitted Materials described below, or hereafter approved in writing by Landlord and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Landlord or Landlord's representative shall have the right but not the obligation to enter the premises for the purpose to inspect the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Landlord's sole and reasonable opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Tenant shall immediately take corrective action within 24 hours, Landlord shall have the right to form such work and Tenant shall promptly reimburse Landlord for any and all costs associated with said work. If at any time during or after the term of the Lease, the Leased Premises are found to be so contaminated or subject to said conditions, Tenant shall diligently institute proper and thorough cleanup procedures at Tenant's sole cost, and Tenant agrees to indemnify, save and hold Landlord harmless from all and against claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the premises by Tenant, and regardless of whether or not Landlord is found to be solely, concurrently, or jointly negligent with Tenant. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this Lease. Anything contained herein to the contrary notwithstanding, Landlord shall not unreasonably withhold its consent with respect to the use, storage, generation or manufacturing of Hazardous Materials on or about the Leased Premises provided same is done in the ordinary course of Tenant's business, and in compliance with all environmental laws.

38. SERVICE ADDRESS. Service address for any and all notices to be delivered to LESSEE

   High Performance Coatings, Inc.
Name
   14788 S. Heritagecrest Way_
Street Address
   Bluffdale, UT 84065
City, State, Zip

39. Rents shall be made payable to Ralf LLC whose address is PO Box 271823, Oklahoma City, Oklahoma, 73137 and whose telephone number is 405-789-9105.

LESSOR: Ralf LLC /s/ MGR 10/15/05	LESSEE: High Performance Coatings, Inc. /s/ Terry R. Holmes President/COO 10-15-05

Oklahoma City Utilities

Please transfer utilities within 24 hrs. of signing lease. Utilities in Landlords name will be turned off after that time.

Electricity
OG&E 272-1010

Natural Gas
ONG 551-4000

Water
City of Oklahoma City 297-2833

Dumpster Service (at your discretion)
All American Waste 745-4141